                                                                    EXHIBIT 99.1

            BRIGHTPOINT ANNOUNCES RESTATEMENT OF FINANCIAL STATEMENTS
              RELATING TO ACCOUNTING FOR CERTAIN INSURANCE PREMIUMS

         Indianapolis, Indiana-November 13, 2001-Brightpoint, Inc. (NASDAQ:
CELL) announced that it will restate its annual financial statements for 1998, 1999, 2000 and the interim periods of 2001. In 1998, the Company purchased an insurance policy that provided coverage for both retroactive and prospective occurrences. The retroactive occurrences related primarily to previously reported (October 2, 1998) losses the Company had sustained in its trading division, an operation that the Company closed in 1998. The Company recorded the premiums on this policy as expense over the prospective policy period.

         The Company has responded to requests for information and a subpoena from the Securities and Exchange Commission. In connection with those responses, the Company and its independent auditors reviewed the policy and the accounting for the related insurance transactions. Upon further review, the Company and its independent auditors now believe that premium expense should have been accrued at the date the Company entered into the insurance policy, rather than over the prospective policy period because the Company could not allocate the costs of the policy between the retroactive and prospective coverage. While the method of accounting for combined retroactive and prospective insurance premiums used in the restatement is based upon accounting practices that were widely recognized as being generally accepted at the time the Company issued the 1998 financial statements, it was not until May 1999 that the Financial Accounting Standards Board staff confirmed the restated accounting practice as being generally accepted for entities other than insurance companies. The restatement also includes certain adjustments and reclassifications that previously were deemed to be immaterial.

         The Company believes that the restatement will have no effect on the Company's cash flow and no material effect on the Company's financial position as of September 30, 2001, or any future date. The Company believes that it will recognize a gain in the fourth quarter of 2001 related to the termination of the retroactive portion of the insurance policy, which will result in the complete reversal of the remaining accrual.

         The Company expects to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, on a timely basis and the financial statements included therein are not expected to differ materially from those announced in the earnings release on November 1, 2001. The Company also intends to file, as soon as practicable, amendments to its Annual Reports on Form 10-K, with the related reports of the Company's independent auditor, for the periods required, and to its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001, reflecting the effects of the restatement discussed above.

         The following tables show the effects of the restatement for 1998, 1999, and 2000, as well as for the first and second quarters of 2001. All information in the following tables is presented in thousands, except per share data.

                                                          YEAR ENDED DECEMBER 31, 1998
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                     $   1,584,198            $   1,584,198
         Operating income                                   41,486                   25,544
         Net income                                         20,176                    8,926
         Net income per diluted share                $        0.38            $        0.17

         Net income, excluding non-recurring
             items(1)                                $      39,725            $      38,896
         Net income per diluted share,
             excluding non-recurring items(1)        $        0.74            $        0.73


                                                               DECEMBER 31, 1998
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Balance Sheet Data:
         -------------------
         Working capital                             $     361,049            $     350,645
         Total assets                                      714,450                  711,158
         Long-term obligations                             286,706                  286,706
         Total liabilities                                 474,882                  483,140
         Shareholders' equity                              239,568                  228,018

                                                          YEAR ENDED DECEMBER 31, 1999
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                     $   1,768,121            $   1,768,121
         Operating loss                                    (52,750)                 (49,947)
         Net loss                                          (93,080)                 (90,532)
         Net loss per diluted share                  $       (1.75)           $       (1.70)

         Net income, from recurring
             operations(2)                           $      16,793            $      15,530
         Net income per diluted share, from
             recurring operations(2)                 $        0.31            $        0.29

                                                               DECEMBER 31, 1999
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Balance Sheet Data:
         -------------------
         Working capital                             $     268,138            $     259,749
         Total assets                                      623,858                  623,781
         Long-term obligations                             230,886                  230,886
         Total liabilities                                 467,667                  476,292
         Shareholders' equity                              156,191                  147,489



                                                          YEAR ENDED DECEMBER 31, 2000
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                     $   1,977,011            $   1,977,011
         Operating income                                   59,791                   62,873
         Net income                                         41,772                   43,992
         Net income per diluted share                $        0.74            $        0.78

         Net income, from recurring
             operations(3)                           $      35,378            $      37,620
         Net income per diluted share, from
             recurring operations(3)                 $        0.63            $        0.67


                                                               DECEMBER 31, 2000
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Balance Sheet Data:
         -------------------
         Working capital                             $     273,060            $     266,578
         Total assets                                      691,659                  691,659
         Long-term obligations                             198,441                  198,441
         Total liabilities                                 492,059                  498,541
         Shareholders' equity                              199,600                  193,118


                                                          QUARTER ENDED MARCH 31, 2001
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                     $     465,326            $     465,326
         Operating income                                    5,374                    6,082
         Net income                                          6,068                    6,554
         Net income per diluted share                $        0.11            $        0.12

         Net income, excluding non-recurring
             items(4)                                $       1,445            $       1,932
         Net income per diluted share,
             excluding non-recurring items(4)        $        0.03            $        0.03

                                                                 MARCH 31, 2001
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Balance Sheet Data:
         -------------------
         Working capital                             $     251,466            $     245,471
         Total assets                                      598,109                  598,109
         Long-term obligations                             175,615                  175,615
         Total liabilities                                 397,545                  403,540
         Shareholders' equity                              200,564                  194,569


                                                          QUARTER ENDED JUNE 30, 2001
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                     $     452,334            $     452,334
         Operating loss                                     (7,780)                  (7,067)
         Net loss                                           (7,358)                  (6,866)
         Net loss per diluted share                  $       (0.13)           $       (0.12)


                                                                 JUNE 30, 2001
                                                -------------------------------------------------
                                                      AS REPORTED               RESTATED
                                                ------------------------ ------------------------
         Balance Sheet Data:
         -------------------
         Working capital                             $     192,264            $     186,761
         Total assets                                      575,957                  575,957
         Long-term obligations                             129,065                  129,065
         Total liabilities                                 385,094                  390,597
         Shareholders' equity                              190,863                  185,360


------------------------

(1) Excludes the after-tax effect of a non-recurring net investment gain of $0.3 million and non-recurring items relating to trading and other charges of $30.3 million, which includes $15.1 million of restated retroactive insurance premiums ($10.4 million after tax) and will be recorded in the Company's restated statements of operations in cost of sales ($9.3 million), selling, general and administrative expenses ($28.0 million) and trading and other charges ($3.6 million).
(2) Reflects operating data for the Company's recurring operations, which exclude i) non-recurring charges related to the Company's 1999 restructuring plan, ii) the results of the operations that were terminated or sold in 1999 in accordance with the Company's 1999 restructuring plan and iii) the cumulative effect of an accounting change.
(3) Reflects operating data for the Company's recurring operations, which exclude non-recurring charges related to the Company's facilities consolidation,
ii) the results of the operations that were terminated or sold in 1999 in accordance with the Company's 1999 restructuring plan and iii) an extraordinary gain on debt extinguishment.
(4) Excludes an extraordinary gain on debt extinguishment.



                                    * * * * *

         Brightpoint is one of the world's largest distributors of mobile phones. Brightpoint supports the global wireless telecommunications and data industry, providing quickly deployed, flexible and cost effective third party solutions. Brightpoint's innovative services include distribution, channel management, fulfillment, eBusiness solutions and other outsourced services that integrate seamlessly with its customers. Additional information about Brightpoint can be found on its website at www.brightpoint.com or by calling its toll-free Information and Investor Relations line at 877-IIR-CELL (877-447-2355).

         Certain information in this press release may contain forward-looking statements regarding future events or the future performance of Brightpoint. These statements are only predictions and actual events or results may differ materially. Please refer to the documents the Company files, from time to time, with the Securities and Exchange Commission; specifically, Brightpoint's most recent Form 10-K, Form 10-Q and Exhibits 99, thereto. These documents contain and identify important risk factors that could cause the actual results to differ materially from those contained in or implied by these forward-looking statements. These risk factors include, without limitation, the completion of the analysis necessary to restate the financial statements. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date these statements were made. Brightpoint undertakes no obligation to update any forward-looking statements contained in this press release.


Contact:  Brightpoint, Inc., Indianapolis, Indiana
          Phillip A. Bounsall, Chief Financial Officer
          317-297-6100